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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

             -------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): September 30, 2003

                     BALLY TOTAL FITNESS HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-27478



            Delaware                                           36-3228107
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 (State or other jurisdiction of                            (I.R.S. Employer
         incorporation)                                    Identification No.)



8700 West Bryn Mawr Avenue, Chicago, Illinois                  60631
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:         (773) 380-3000
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                             Exhibit Index on Page 2


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                     BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.   Other Events

          Our Quarterly Report on Form 10-Q as of June 30, 2003 included financial statements for the period then ended that presented as discontinued operations the results of our internet-based start-up subsidiary that was liquidated in the second quarter of 2003, and presented the pro forma effect of our change in accounting for the recognition of dues revenue related to inactive membership contracts which was effective January 1, 2003.

          In conjunction with a filing on Form S-4 dated September 30, 2003, registering the $235 million of 10 1/2% Senior Notes due 2011 (the "Notes"), which are to be exchanged for a like amount of notes issued pursuant to a private placement in July 2003, our financial statements for prior periods, management's discussion and analysis of financial condition and results of operations and selected historical consolidated financial data were amended to conform with the June 30, 2003 presentation. Additionally, consolidating financial statements have been included to present the accounts of Bally Total Fitness Holding Corporation and its Guarantor and Non-Guarantor subsidiaries, as defined in the indenture to the Notes. The Notes are unconditionally guaranteed, on a joint and several basis, by the Guarantor subsidiaries which include substantially all domestic subsidiaries of Bally Total Fitness Holding Corporation. Non-Guarantor subsidiaries include Canadian operations and special purpose entities for accounts receivable and real estate finance programs.

          This report on Form 8-K includes the same amended and additional financial statements to conform Bally's periodic reporting with items included in the recent registration.

Item 7.   Financial Statements and Exhibits

          c.   Exhibits

               99.1  Selected historical consolidated financial data

               99.2 Management's discussion and analysis of financial condition and results of operations

               99.3  Financial statements for the year ended December 31, 2002

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        BALLY TOTAL FITNESS HOLDING CORPORATION
                                        ---------------------------------------
                                                      Registrant

Dated: September 30, 2003                         /s/ John W. Dwyer
                                        ---------------------------------------
                                                     John W. Dwyer
                                          Executive Vice President and Chief
                                                  Financial Officer
                                           (principal financial officer)




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